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                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 25, 2005
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                             Southwest Bancorp, Inc.
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             (Exact name of registrant as specified in its charter)


          Oklahoma                       0-23064                73-1136584
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(State or other jurisdiction        (Commission file           (IRS Employer
of incorporation)                        number)          Identification Number)


608 South Main Street, Stillwater, Oklahoma  74074
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(Address of Principal Executive Offices)     (Zip Code)


Registrant's telephone number, including area code:  (405) 372-2230
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Item 2.02. Results of Operations and Financial Condition.

Southwest's press release dated July 25, 2005, included as Exhibit 99 is furnished to the Securities and Exchange Commission under both Item 2.02 and
Item 7.01 of this Form 8-K.

Item 7.01. Regulation FD Disclosure.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

(a) Financial Statements. Not applicable.
(b) Pro Forma Financial Information. Not applicable.
(c) Exhibits. Exhibit 99--Press Release dated July 25, 2005



                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      Southwest Bancorp, Inc.

                                      By /s/ Rick Green
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                                         Rick Green
                                         President and Chief Executive Officer
Dated: July 25, 2005